 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
February 27, 2015

Moody National REIT II, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-198305	47-1436295
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas 77057

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On February 27, 2015, Moody National REIT Sponsor, LLC, the sole stockholder of Moody National REIT II, Inc. (the “Company”), acting by unanimous written consent in lieu of an annual meeting, elected each of the following individuals as the Company’s directors, each to serve until the next annual meeting of the Company’s stockholders and until their respective successors are duly qualified and elected:

Director
Brett C. Moody
Douglas Y. Bech
Charles L. Horn

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT II, INC.

Date: March 5, 2015	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President